UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2013

LAMAR ADVERTISING COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30242 (Commission File Number)	72-1449411 (IRS Employer Identification No.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808

(Address of principal executive offices and zip code)

(225) 926-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As previously announced, Lamar Advertising Company (the “Company”) is actively considering an election to real estate investment trust (REIT) status and, in conjunction with that review, submitted a private letter ruling request to the U.S. Internal Revenue Service (the “IRS”) in November, 2012 regarding a potential REIT election.

The Company has been advised by the IRS in the course of discussions relating to its request for a private letter ruling that the IRS has decided to study the current legal standards it uses to define “real estate” for purposes of the REIT provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). It is the Company’s understanding that the IRS intends to determine if any changes or refinements should be made to those current legal standards. Based on its discussions with the IRS, the Company has no reason to conclude that it will not be in a position to complete the previously announced plan to convert to a REIT effective January 1, 2014.

The Company will make further announcements if, in the course of future discussions with the IRS, it becomes aware of material developments relating to the effect, if any, that the IRS’s study will have on its private letter ruling request or the anticipated timing of its plan to convert to a REIT.

The Company’s decision to proceed with a REIT election is subject to the approval of the Company’s board of directors. A favorable IRS ruling, if received, does not guarantee that the Company would succeed in qualifying as a REIT and there is no certainty as to the timing of a REIT election. The Company may not ultimately pursue a conversion to a REIT, and it can provide no assurance that a REIT conversion, if completed, will be successfully implemented or achieve the intended benefits.

Cautionary Note Regarding Forward-Looking Statements

Certain information included in this current report is forward-looking in nature within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. This report uses terminology such as “believes,” “plans,” “expects,” “intends,” “may,” “will,” “should,” “potential,” and “continue” and similar expressions to identify forward-looking statements. Examples of forward-looking statements in this report include statements about our intention to make an election to REIT status, the timing of any such REIT election and the Company’s ability to qualify as a REIT. The forward-looking statements in this report are based on our current good faith beliefs; however, actual results may differ due to inaccurate assumptions, the conclusions, if any, reached by the IRS in connection with its study and any changes or refinements made to current legal standards by the IRS or other foreseeable or unforeseeable factors. Consequently, we cannot guarantee that any of the forward-looking statements will prove to be accurate. The forward-looking statements in this report speak only as of the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2013	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer